EXHIBIT 10.1

AMENDMENT NO. 3 AND CONSENT
TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 3 and Consent (this "Amendment") is entered into this 28th day of September, 2015, by and among Perficient, Inc., a Delaware corporation ("Borrower"), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (as defined below) ("Lenders") and Silicon Valley Bank, as Lead Arranger, Book Manager, Swingline Lender, and as Administrative Agent for the Lenders ("Administrative Agent").  Capitalized terms used herein without definition shall have the same meanings given them in the Credit Agreement (as defined below).
Recitals
A.            Whereas, Borrower, Lenders and Administrative Agent have entered into that certain Second Amended and Restated Credit Agreement, dated as of July 31, 2013 (as amended, restated, or otherwise modified, the "Credit Agreement"), pursuant to which Lenders agreed to extend certain credit facilities to Borrower;
B.            Whereas, Borrower has informed Lenders and Administrative Agent that it desires that Lenders and Administrative Agent (i) consent to Borrower's acquisition of the stock of Market Street Solutions, Inc., a Tennessee corporation ("Market Street") and (ii) amend Section 7.4(a) of the Credit Agreement;
C.            Whereas, the undersigned Lenders (constituting the "Required Lenders" as defined in the Credit Agreement) and Administrative Agent have agreed to provide the requested consent and to amend Section 7.4(a), as more fully set forth below, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.
Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
Agreement
1.         Limited Waiver and Consent.

1.1
Consent to the Market Street Acquisition.  The Administrative Agent and the Required Lenders consent to Borrower's acquisition of the stock of Market Street, with Market Street becoming a new Subsidiary of Borrower, pursuant to the terms and subject to the conditions set forth in the acquisition agreement therefor provided to Administrative Agent (the "Market Street Acquisition").  The Market Street Acquisition shall be deemed a "Permitted Acquisition" under the Credit Agreement.

2.            Amendments to Credit Agreement.
2.1	Section 7.4(a) (Fundamental Changes). Section 7.4(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

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"(a) Borrower or any Subsidiary Guarantor may merge with or acquire all or substantially all of the property of another Person where (i) for each such transaction during the term of this Agreement (x) cash consideration is less than or equal to $25,000,000, and (y) total consideration including cash and the value of any non-cash consideration, does not in the aggregate exceed $35,000,000; and (ii) no Default or Event of Default has occurred and is continuing or would exist after giving effect to the transactions (each such acquisition, a "Permitted Acquisition"); provided that, in any such merger transaction, Borrower or such Subsidiary Guarantor shall be the surviving legal entity, and

Borrower or any Subsidiary Guarantor may acquire all or substantially all of the Capital Stock of another Person where (i) for each such transaction during the term of this Agreement (x) cash consideration is less than or equal to $25,000,000, and (y) total consideration including cash and the value of any non-cash consideration, does not in the aggregate exceed $35,000,000; and (ii) no Default or Event of Default has occurred and is continuing or would exist after giving effect to the transactions (each such stock acquisition, also a "Permitted Acquisition"); provided that any such acquired Person will become a Domestic Subsidiary and such newly acquired Domestic Subsidiary shall comply with the requirements of Section 6.11(c) within the specified time periods thereunder;"

3.            Limitation of Consent and Amendment.

3.1
 The Consent set forth in Section 1 and the Amendment set forth in Section 2 above, is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed (a) to be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or any other Loan Documents, (b) to be a consent to any future amendment or modification or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof, or (c) otherwise prejudice any right or remedy which Lenders and Administrative Agent may now have or may have in the future under or in connection with any Loan Document.

3.2
This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Credit Agreement and other Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.            Representations and Warranties.  To induce Lenders and Administrative Agent to enter into this Amendment, Borrower and each Guarantor hereby represent and warrant to Lenders and Administrative Agent as follows:
4.1
Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true, accurate and complete as of such date), and (b) no Event of Default has occurred and is continuing;

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4.2	Borrower and each Guarantor has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Documents;
4.3
The organizational documents of Borrower and each Guarantor delivered to Lenders and Administrative Agent on the Closing Date pursuant to Section 5.1(d) remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4
The execution and delivery by Borrower and each Guarantor of this Amendment and the performance by Borrower and each Guarantor of its obligations under the Loan Documents do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower or any Guarantor, or (d) the organizational documents of Borrower or any Guarantor;

4.5
The execution and delivery by Borrower and each Guarantor of this Amendment and the performance by Borrower or any Guarantor of its obligations under the Loan Documents do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower or any Guarantor, except as already has been obtained or made;

4.6
This Amendment has been duly executed and delivered by Borrower and each Guarantor and is the binding obligation of Borrower and each Guarantor, enforceable against Borrower or each Guarantor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights; and

4.7
As of the date hereof, it has no defenses against the obligations to pay any amounts under the Obligations.  Borrower and each Guarantor acknowledge that Lenders and Administrative Agent have acted in good faith and have conducted in a commercially reasonable manner each of their relationships with Borrower and each Guarantor in connection with this Amendment and in connection with the Loan Documents.

Borrower and each Guarantor understands and acknowledges that Lenders and Administrative Agent are entering into this Amendment in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.
5.           Effectiveness.  This Amendment shall be deemed effective upon the satisfaction of the following conditions precedent, such date being the "Effective Date":
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5.1	Amendment to Credit Agreement. Each Loan Party and Administrative Agent shall have duly executed and delivered this Amendment to Administrative Agent.
5.2
Expenses.  Borrower shall have paid all expenses (including all reasonable attorneys' fees and reasonable expenses), as described in Section 10.5 of the Credit Agreement, incurred and invoiced through the date of this Amendment unrelated to this Amendment. Borrower shall not be required to reimburse Administrative Agent or any  Lenders under Section 10.5 for costs and expenses incurred in connection with the preparation, execution and delivery of this Amendment including legal fees of counsel to Administrative Agent or any Lenders. .

5.3
Joinder of Market Street.  Borrower shall take, or shall cause Market Street to take, all actions necessary to fulfill the requirements for new Subsidiaries pursuant to 6.11(c) of the Credit Agreement and as otherwise required for new Subsidiaries under the Loan Documents.

6.           Integration.  This Amendment and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment; except that any financing statements or other agreements or instruments filed by Administrative Agent with respect to each Loan Party shall remain in full force and effect.

7.           Counterparts.  This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument.  All counterparts shall be deemed an original of this Amendment

8.           Governing Law; Venue.  THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.  Each party hereto hereby irrevocably and unconditionally submits to the exclusive jurisdiction of the State and Federal courts in the Northern District of the State of California.

[Signature page follows.]
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
BORROWER:
PERFICIENT, INC.
By:      /s/ Paul E. Martin
Name:    Paul Martin
Title:      CFO

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
GUARANTOR:
BOLDTECH INTERNATIONAL, LLC

                                                                                    By:  Perficient, Inc.
Its:  Sole Member

By:      /s/ Paul E. Martin
Name:    Paul Martin
Title:      CFO

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
GUARANTOR:
FORWARDTHINK GROUP INC.
                                                                                    By:         /s/ Paul E. Martin
                                                                                    Name:    Paul Martin
                                                                                    Title:      CFO

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
GUARANTOR:
BIOPHARM SYSTEMS, INC.
                                                                                    By:         /s/ Paul E. Martin
                                                                                    Name:    Paul Martin
                                                                                    Title:      CFO

IN WITNESS WHEREOF, the undersigned authorized officer acknowledges this Amendment as of the day and year first above written.

MARKET STREET SOLUTIONS, INC.
By:         /s/ Paul E. Martin
                Name:    Paul Martin
                Title:      CFO

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
ADMINISTRATIVE AGENT:
SILICON VALLEY BANK
By:         /s/ Kurt Nichols
                Name:    Kurt Nichols
                Title:      Director

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
LENDER:

                SILICON VALLEY BANK
                as Issuing Lender and as a Lender
By:         /s/ Kurt Nichols
                Name:    Kurt Nichols
                Title:      Director

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
LENDER:
BANK OF AMERICA, N.A.,
as a Lender

By:         /s/ Eric A. Escagne
Name:    Eric A. Escagne
Title:      Senior Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
LENDER:
U.S. BANK, N.A.,
                as a Lender
By:         /s/ Justin Hastings
                Name:    Justin Hastings
                Title:      Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
LENDER:
WELLS FARGO BANK, NATIONAL ASSOCIATION
                as a Lender
By:         /s/ Joshua D. Isakson
                Name:    Joshua D. Isakson
                Title:      Portfolio Manager